NON-OPERATING INCOME (Tables)	12 Months Ended
Jun. 29, 2018
Nonoperating Income (Expense) [Abstract]
Schedule of Components of Non-operating Income
The components of non-operating income were as follows:

	2018	2017

	(In millions)
Pension income(1)	$184	$164
Losses on extinguishment of debt(2)	(24)	—
Adjustment to gain on sale of business	—	2
Net income related to intellectual property matters	(1)	—
Other	(3)	—
	$156	$166
_______________

(1)
Non-service components of net periodic pension and postretirement benefit costs, including interest cost, expected return on plan assets and amortization of net actuarial gain is reported as part of the "Non-operating income" line item in our Consolidated Statement of Income as a result of our adoption of ASU 2017-17 as discussed in Note 2: Accounting Changes or Recent Accounting Pronouncements.

(2)
Losses associated with our optional redemption of the entire outstanding $400 million principal amount of our 4.4% Notes due December 15, 2020 and $400 million principal amount of our 5.55% Notes due October 1, 2021, the repayment in full of $253 million in remaining outstanding indebtedness under the 5-year tranche of our $1.3 billion senior unsecured term loan facility and the termination of our 2015 Credit Agreement. See Note 12: Credit Arrangements and Note 13: Debt for additional information.